                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                          FERROFLUIDICS CORPORATION
                (Name of Registrant as Specified In Its Charter)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                           FERROFLUIDICS CORPORATION
                                40 SIMON STREET
                          NASHUA, NEW HAMPSHIRE 03061
                                 (603) 883-9800


                                                                October 22, 1997


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Ferrofluidics Corporation (the "Company") to be held on Tuesday, November 18, 1997, at 10:00 a.m., local time, at the executive offices of the Company located at 40 Simon Street, Nashua, New Hampshire (the "Annual Meeting").

     The Annual Meeting has been called for the purpose of electing two Class II Directors, each for a three-year term, and considering and voting upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on October 15, 1997 as the record date for determining stockholders entitled to notice of and vote at the Annual Meeting and any adjournments or postponements thereof.

     The Board of Directors of the Company recommends that you vote "FOR" the election of the two nominees of the Board of Directors as Directors of the Company.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                          Very truly yours,

                                          /s/ Salvatore J. Vinciguerra

                                          SALVATORE J. VINCIGUERRA
                                          President and
                                          Chief Executive Officer

                           FERROFLUIDICS CORPORATION
                                40 SIMON STREET
                          NASHUA, NEW HAMPSHIRE 03061
                                 (603) 883-9800

                            ------------------------

                                   NOTICE OF

                         ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON NOVEMBER 18, 1997

                            ------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Ferrofluidics Corporation (the "Company") will be held on Tuesday, November 18, 1997, at 10:00 a.m., local time, at the executive offices of the Company located at 40 Simon Street, Nashua, New Hampshire (the "Annual Meeting"), for the purpose of considering and voting upon:

          1. The election of two Class II Directors of the Company, each for a three-year term; and

          2. Such other business as may properly come before the meeting and any adjournments or postponements thereof.

     Under the provisions of the Company's By-Laws, the Board of Directors has fixed the close of business on October 15, 1997 as the record date for the determination of stockholders entitled to notice of and vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of common stock of record at the close of business on that date will be entitled to notice of and vote at the Annual Meeting and any adjournments or postponements thereof.

     In the event there are not sufficient votes with respect to the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                          By Order of the Board of Directors,

                                          /s/ Stuart M. Cable


                                          STUART M. CABLE

                                          Clerk


OCTOBER 22, 1997


     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                           FERROFLUIDICS CORPORATION
                                40 SIMON STREET
                          NASHUA, NEW HAMPSHIRE 03061
                                 (603) 883-9800
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                    TO BE HELD ON TUESDAY, NOVEMBER 18, 1997

     This Proxy Statement and the enclosed Proxy Card are being furnished in connection with the solicitation of proxies by the Board of Directors of Ferrofluidics Corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, November 18, 1997, at 10:00 a.m., local time, at the executive offices of the Company located at 40 Simon Street, Nashua, New Hampshire, and any adjournments or postponements thereof (the "Annual Meeting").

     At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

          1. The election of two Class II Directors of the Company, each for a three-year term; and

          2. Such other business as may properly come before the meeting and any adjournments or postponements thereof.


     The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about October 22, 1997 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on October 15, 1997 as the record date for the determination of stockholders entitled to notice of and vote at the Annual Meeting and any adjournments or postponements thereof (the "Record Date"). Only holders of common stock of record at the close of business on the Record Date will be entitled to notice of and vote at the Annual Meeting. As of the Record Date, there were 6,177,996 shares of the Company's common stock, par value $.004 per share ("Common Stock"), outstanding and entitled to vote at the Annual Meeting and 3,107 stockholders of record. Each share of Common Stock outstanding as of the close of business on the Record Date entitles the holder thereof to one vote on each matter properly submitted at the Annual Meeting.


VOTING

     The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock of the Company is necessary to provide a quorum at the Annual Meeting. Each share of Common Stock of the Company outstanding on the Record Date is entitled to one vote. A quorum being present, the affirmative vote of a plurality of the votes cast at the Annual Meeting is required to elect Directors, and, generally, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve any proposal properly submitted at the Annual Meeting. An automated system administered by the Company's transfer agent tabulates the votes. Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the Annual Meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. Generally, abstentions and broker non-votes will have no impact on the outcome of the vote on a particular proposal presented at the Annual Meeting. With respect to the election of Directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes also will have no effect on the outcome of the election of Directors.

PROXIES; REVOCATION OF PROXIES

     STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. COMMON STOCK REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN. IF INSTRUCTIONS ARE NOT GIVEN THEREIN, PROPERLY EXECUTED PROXIES WILL BE VOTED "FOR" THE ELECTION OF THE TWO NOMINEES FOR DIRECTOR SET FORTH IN PROPOSAL NUMBER 1 OF THIS PROXY STATEMENT. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THIS PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

     Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Clerk of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

EXPENSES OF SOLICITATION

     All expenses of this solicitation will be borne by the Company. Brokerage firms, nominees, fiduciaries and other custodians have been requested to forward proxy solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company will reimburse such brokerage firms, nominees, fiduciaries and other custodians for reasonable out-of-pocket expenses incurred by them in connection therewith. In addition to solicitation of proxies by mail, directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies from stockholders of the Company by telephone, telefax, letter, in person or by other means.

                               PROPOSAL NUMBER 1

                             ELECTION OF DIRECTORS

NOMINEES

     The Board of Directors of the Company consists of six members and is divided into three classes, with three directors in Class I, two directors in Class II and one director in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting.

     At the Annual Meeting, two Class II Directors will be elected to serve until the 2000 annual meeting of stockholders and until their successors are duly elected and qualified. The Board of Directors has nominated Howard F. Nichols and Robert P. Rittereiser for re-election as Class II Directors. Certain information with respect to the persons nominated by the Board of Directors for election as Directors is shown below under "Information Regarding Directors." Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as Directors of each of the nominees. Each of the nominees has agreed to stand for re-election and to serve if re-elected as a Director. If any of the persons nominated by the Board of Directors fails to stand for re-election or is unable to accept re-election, however, proxies not marked to the contrary will be voted in favor of the election of such other person as the Board of Directors may recommend.

VOTE REQUIRED FOR APPROVAL

     A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a Director of the Company.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE TWO NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS OF THE COMPANY.

                        INFORMATION REGARDING DIRECTORS

MEETINGS OF BOARD OF DIRECTORS AND COMMITTEES


     During the fiscal year ended June 28, 1997 ("fiscal 1997"), the Board of Directors of the Company held five meetings. Each Director who was a Director during fiscal 1997 attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and meetings held by all committees of the Board of Directors on which such Director served.



     The Board of Directors has established an Audit Committee and a Compensation Committee. The members of the Audit Committee are Messrs. Nichols and Stone. The Audit Committee reviews the financial statements of the Company and the scope of the annual audit, monitors the Company's internal financial and accounting controls and recommends to the Board of Directors the appointment of independent certified public accountants. The Audit Committee met two times during fiscal 1997. The members of the Compensation Committee are Messrs. Rittereiser and Hazard. The Compensation Committee recommends the compensation levels of executive officers of the Company to the Board of Directors. The Compensation Committee met two times during fiscal 1997. The Board of Directors does not have a nominating committee.


COMPENSATION OF DIRECTORS

     Directors who are officers or employees of the Company receive no compensation for their service as Directors. Directors who are not officers or employees of the Company receive such compensation for their services as the Board of Directors may from time to time determine. Non-employee Directors each receive an annual retainer of $16,000, payable quarterly. In addition, non-employee Directors receive $1,000 for each Board of Directors meeting or committee meeting attended or $600 for attending each committee meeting that is held on the same day as a Board of Directors meeting or meeting of another committee on which such Director serves.

     Pursuant to the Ferrofluidics Corporation Amended and Restated 1995 Stock Option and Incentive Plan (the "1995 Incentive Plan"), eligible non-employee Directors are entitled to receive options to purchase shares of Common Stock in accordance with the formula provisions thereof. Under the 1995 Incentive Plan, eligible non-employee Directors automatically receive an option to purchase 3,000 shares of Common Stock on the fifth business day after each annual meeting of stockholders of the Company, commencing with the 1995 Annual Meeting. Accordingly, on November 29, 1996, each of Messrs. Hazard, Stone, Nichols, Rittereiser and Kamen were granted an option to purchase 3,000 shares of Common Stock at an exercise price of $9.00. All such options vested and became immediately exercisable upon grant and have an exercise price equal to 100% of the fair market value of a share of Common Stock on the grant date.

     Set forth below is certain information regarding the Directors of the Company, including the two Class II Directors who have been nominated for election at the Annual Meeting, based on information furnished by them to the Company.

                                                                               DIRECTOR
                                   NAME                                AGE      SINCE
        -----------------------------------------------------------    ----    --------
        CLASS I
        Stephen B. Hazard..........................................     52       1994
        Dennis R. Stone............................................     50       1994
        Salvatore J. Vinciguerra...................................     59       1996
        CLASS II
        Howard F. Nichols*.........................................     69       1979
        Robert P. Rittereiser*.....................................     59       1989
        CLASS III
        Dean Kamen.................................................     46       1989

---------------
* Nominee for election.

     MR. VINCIGUERRA has been the Chief Executive Officer of the Company since June 26, 1996 and the President of the Company since January 1, 1995. He served as the Chief Operating Officer of the Company from January 1, 1995 until June 25, 1996. Prior to January 1995, Mr. Vinciguerra was President and Chief Executive Officer of Staveley, Inc., the United States and Measurement Group headquarters of Staveley Industries, plc, a British conglomerate. Until 1991, Mr. Vinciguerra was the President and Chief Executive Officer of Weightronix, Inc., a manufacturer of industrial weighing products. From 1968 until 1990, Mr. Vinciguerra held various positions at Instron Corporation, including President and Chief Operating Officer from 1985 until 1990. Instron is a manufacturer of materials testing instrumentation for international markets. Mr. Vinciguerra is a director of Lytron Corporation, Holometrix Corporation and Saphikon, Inc., and is a Director and former President of The Japan Society of Boston.

     MR. HAZARD is founder and managing partner of the law firm of Pepe & Hazard, Hartford, Connecticut. He is a director of First New England Capital, L.P., a closely-held small business investment company. He is also a trustee and a member of the executive committee of the Kingswood-Oxford School.

     MR. KAMEN is the founder and Chairman and Chief Executive Officer of DEKA Research and Development Corporation, which develops highly specialized medical equipment. Mr. Kamen in the founder and, from 1976 to 1982, was the Chief Executive Officer of Auto-Syringe, Inc., a manufacturer of medical devices that was acquired by Baxter Healthcare Corporation. He is a member of the Board of Directors of Sander's Prototype, Inc. and Zero Emissions Technology. He also serves as a director of several privately-held companies.

     MR. NICHOLS is a consultant. Until July 1989, he was a Vice President of The First National Bank of Boston, Trust Department. He also serves as a director of several privately-held companies.


     MR. RITTEREISER has been the Chairman of the Board of Directors and Chief Executive Officer of Gruntal Financial L.L.C. and Gruntal & Co. L.L.C., a national full-service securities brokerage firm, since 1995. He is also the Chairman of the Board of Directors of Yorkville Associates Corp., a private investment and financial advisory concern formed in 1989. He has also served as Chairman of the Board of Directors since November 1992, a Director since 1990 and President and Chief Executive Officer from March 1993 until February 1995 of Nationar, a banking services corporation. From April 1992 until April 1996, Mr. Rittereiser was a trustee of The DBL Liquidating Trust. He is also a member of the Board of Directors of Wallace Computer Services Inc., CUC International, and Interchange Financial Services.


     MR. STONE has been a practicing certified public accountant for 21 years. Since 1989 he has been a principal in the firm of Dennis R. Stone, CPA, Portsmouth, New Hampshire. From 1989 to 1991 he also served as Executive Vice President and Chief Financial Officer of The Blake Insurance Group, Inc., Portsmouth, New Hampshire. From January 1980 to April 1989, he was a partner in the firm of Stone & Hart, P.A., Exeter, New Hampshire. Mr. Stone has also served for the past 15 years as investigative auditor for the New Hampshire Supreme Court Professional Conduct Committee. He is a member of the Board of Directors of Odyssey House, Inc.

                    INFORMATION REGARDING EXECUTIVE OFFICERS

     The names and ages of all executive officers of the Company and principal occupation and business experience during at least the last five years for each are set forth below.

               NAME                    AGE                        POSITION
-----------------------------------    ----    -----------------------------------------------
Salvatore J. Vinciguerra...........     59     President and Chief Executive Officer
Alvan F. Chorney...................     52     Vice President and General
                                               Manager -- Components Division
Thomas J. Uhlig....................     47     Vice President and General Manager -- Systems
                                                 Division
William B. Ford....................     57     Vice President, Chief Financial Officer and
                                               Treasurer

     MR. VINCIGUERRA has held the position of Chief Executive Officer of the Company since June 26, 1996 and the position of President of the Company since January 1, 1995. Mr. Vinciguerra served as Chief Operating Officer of the Company from January 1, 1995 until June 25, 1996. See "Information Regarding Directors" above.

     MR. CHORNEY has held the position of Vice President and General
Manager -- Components Division since April 19, 1996. Prior to that, Mr. Chorney served as Senior Vice President of the Company from November 1991 to April 19, 1996. Mr. Chorney was also a Director of the Company from 1986 to April 1994.

     MR. UHLIG has held the position of Vice President and General
Manager -- Systems Division since April 22, 1996. Before then, he served as President of Johnstown America Corporation, a manufacturer of railroad freight cars and components, from 1993 until April 1996. From 1992 to 1993, he was Director of Manufacturing of The Timken Company, a manufacturer of tapered roller bearings, and before that he was President of MPB Corporation, a subsidiary of The Timken Company and a manufacturer of precision ball and roller bearings.


     MR. FORD has held the position of Treasurer of the Company since May 19, 1997 and the positions of Vice President and Chief Financial Officer of the Company since September 23, 1996. From November 1993 until April 1995, Mr. Ford was Vice President and Chief Financial Officer of Versyss Incorporated, a software developer and distributor of integrated hardware and software systems for medical practice management and other small business applications. From 1987 to November 1993, he was a Director in the Financial Advisory Services consulting practice of Coopers & Lybrand L.L.P.

                             EXECUTIVE COMPENSATION

     The following sections of this Proxy Statement set forth and discuss the compensation paid or awarded during the last three years to the Company's Chief Executive Officer and the four most highly compensated executive officers who earned in excess of $100,000 during fiscal 1997.

SUMMARY COMPENSATION TABLE

     The following table shows for the fiscal years ended June 30, 1995 and 1996 and the year ended June 28, 1997, the annual compensation paid by the Company to the Chief Executive Officer and the four most highly compensated executive officers who earned in excess of $100,000 during fiscal 1997.

                                                                                      LONG TERM COMPENSATION
                                                                                -----------------------------------
                                               ANNUAL COMPENSATION                        AWARDS            PAYOUTS
                                    ------------------------------------------  --------------------------  -------
                (A)                 (B)       (C)         (D)         (E)            (F)           (G)        (H)        (I)
                                                                                                SECURITIES
                                                                  OTHER ANNUAL    RESTRICTED    UNDERLYING   LTIP     ALL OTHER
                                                                  COMPENSATION  STOCK AWARD(S)  WARRANTS/   PAYOUTS  COMPENSATION
    NAME AND PRINCIPAL POSITION     YEAR  SALARY($)(2)  BONUS($)      ($)            ($)        OPTIONS(#)    ($)        ($)
----------------------------------- ----  ------------  --------  ------------  --------------  ----------  -------  ------------
Salvatore J. Vinciguerra........... 1997     255,961      --          5,043(4)      --             --        --         --
  President and Chief               1996     202,938      --          6,839(4)      --            50,000(9)  --         --
  Executive Officer                 1995      92,500(3)   --         --             450,000(6)    50,000(9)  --         --

Paul F. Avery, Jr.................. 1997     183,814      --          3,615(4)      --             --        --         --
  Chairman of the Board and         1996     223,931      --          8,774(4)      --            65,000(9)  --         16,400(10)
  Treasurer(1)                      1995     258,521      --          8,207(4)      106,875(7)    65,000(9)  --         14,520(10)

Alvan F. Chorney................... 1997     170,223      5,156       1,000(5)      --             --        --         --
  Vice President and General        1996     164,097      5,152       1,000(5)      --             --        --         --
  Manager -- Components Division    1995     150,000      8,000       1,000(5)      --            25,000(9)  --         --

William B. Ford.................... 1997     112,223(3)   --         --             --            30,000(9)  --         --
  Vice President, Chief Financial   1996      --          --         --             --             --        --         --
  Officer and Treasurer             1995      --          --         --             --             --        --         --

Thomas J. Uhlig.................... 1997     160,154      4,688       2,308(4)      --             --        --         --
  Vice President and General        1996      28,846(3)   --            962(4)      125,000(8)    15,000(9)  --         --
  Manager -- Systems Division       1995      --          --         --             --             --        --         --

---------------

 (1) Mr. Avery was the Chairman of the Board and Treasurer of the Company from October 1993 through May 1997.


 (2) Includes all voluntary pre-tax contributions to the Ferrofluidics Corporation Tax Savings and Deposit and Investment Plan.

 (3) This amount represents less than a full year's salary.

 (4) This amount represents an automobile allowance.

 (5) This amount represents an allowance for medical and health expenses incurred by Mr. Chorney in excess of amounts covered by the Company's group health plan.

 (6) Represents 75,000 shares of restricted stock which had a market value as of the date of grant of $450,000. The shares vest ratably over three years beginning on January 1, 1996. If the Company pays dividends on its Common Stock, dividends will also be paid on these shares. As of June 28, 1997, 25,000 of Mr. Vinciguerra shares remained restricted shares. Based on the closing sale price of a share of Common Stock on the Nasdaq National Market on June 28, 1997, Mr. Vinciguerra's 75,000 shares of restricted stock had a market value of $637,500.

 (7) Represents 15,000 shares of restricted stock which had a market value as of the date of grant of $106,875. Pursuant to Mr. Avery's employment agreement with the Company, upon Mr. Avery's retirement in April 1997, all of Mr. Avery's restricted stock became fully vested and all of Mr. Avery's stock options became fully vested and immediately exercisable. See "Employment Agreements." Based on the closing sale price of a share of Common Stock on the Nasdaq National Market on June 28, 1997, Mr. Avery's 15,000 shares of restricted stock had a market value of $127,500.


 (8) Represents 10,000 shares of restricted stock which had a market value as of the date of grant of $125,000. If the Company pays dividends on its Common Stock, dividends will also be paid on these shares. Fifty percent (50%) of the shares vested on April 22, 1997, seventy-five percent (75%) of the shares shall be vested on April 22, 1998, and one hundred percent (100%) of the shares shall be vested on April 22, 1999. As of June 28, 1997, 5,000 of Mr. Uhlig's shares remained restricted shares. Based on the closing sale price of a share of Common Stock on the Nasdaq National Market on June 28, 1997, Mr. Uhlig's shares of restricted stock had a market value of $85,000.

 (9) Represents stock options.

(10) This amount represents the full dollar value of insurance premiums paid by the Company on behalf of Mr. Avery with respect to term life insurance during the fiscal years ended June 28, 1997 and June 30, 1996 and 1995, respectively.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth each grant of stock options during fiscal 1997 to the Chief Executive Officer and each other executive officer named in the Summary Compensation Table. No stock appreciation rights ("SARs") have been granted.

                                                                                                 POTENTIAL
                                                                                             REALIZABLE VALUE
                                                                                                AT ASSUMED
                                                                                              ANNUAL RATES OF
                                                                                                STOCK PRICE
                                                                                             APPRECIATION FOR
                                                   INDIVIDUAL GRANTS                          OPTION TERM(4)
                               ----------------------------------------------------------    -----------------

             (A)                  (B)               (C)              (D)          (E)         (F)       (G)
                               NUMBER OF
                               SECURITIES       % OF TOTAL
                               UNDERLYING      OPTIONS/SARS
                                OPTIONS         GRANTED TO       EXERCISE OR
                                GRANTED        EMPLOYEES IN      BASE PRICE    EXPIRATION
            NAME                 (#)(2)       FISCAL YEAR(3)       ($/SH)         DATE       5%($)    10%($)
-----------------------------  ----------   ------------------   -----------   ----------   -------   -------
Salvatore J. Vinciguerra.....     --                 --               --           --         --        --
Paul F. Avery, Jr.(1)........     --                 --               --           --         --        --
Alvan F. Chorney.............     --                 --               --           --         --        --
William B. Ford..............    30,000(5)          37.4%           $9.38     9/23/2006   176,971   448,479
Thomas J. Uhlig..............     --                 --               --           --         --        --

---------------

(1) Mr. Avery was the Chairman of the Board and Treasurer of the Company from October 1993 through May 1997.


(2) All options were granted pursuant to the 1995 Incentive Plan.

(3) Percentages are based on a total of 80,210 shares of Common Stock underlying all options granted to employees of the Company in fiscal 1997.

(4) Represents the value of the options granted at the end of the option terms if the price of the Company's Common Stock were to appreciate annually by 5% and 10% respectively. There is no assurance that the stock price will appreciate at the rates shown in the table. If the stock price appreciates, the value of stock held by all shareholders will increase.

(5) Such option vests and becomes exercisable ratably over four years beginning on September 23, 1997.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END VALUES

     The following table sets forth the shares acquired and the value realized upon exercise of stock options during fiscal 1997 by the Chief Executive Officer and each other executive officer named in the Summary Compensation Table and certain information concerning the number and value of unexercised stock options. There are currently no outstanding SARs.

            (A)                   (B)           (C)                   (D)                           (E)
                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                               OPTIONS/WARRANTS              OPTIONS/WARRANTS
                                SHARES                           AT FY-END(#)                 AT FY-END(#)(2)
                              ACQUIRED ON      VALUE      ---------------------------   ---------------------------
            NAME              EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------------  -----------   -----------   -----------   -------------   -----------   -------------
Salvatore J. Vinciguerra....       --            --          25,000         75,000           --              --
Paul F. Avery, Jr.(1).......       --            --         130,000           --             --              --
Alvan F. Chorney............       --            --          12,500         12,500           --              --
William B. Ford.............       --            --            --           30,000           --              --
Thomas J. Uhlig.............       --            --           3,750         11,250           --              --

---------------

(1) Mr. Avery was the Chairman of the Board and Treasurer of the Company from October 1993 through May 1997. Pursuant to Mr. Avery's employment agreement with the Company, upon Mr. Avery's retirement in April 1997, all of Mr. Avery's stock options became fully vested and immediately exercisable. See "Employment Agreements."


(2) Equal to the market value of shares covered by in-the-money options on June 28, 1997, less the aggregate options exercise price. Options are in-the-money if the market value of the shares covered thereby is greater than the exercise price of the options.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The members of the Compensation Committee of the Board of Directors of the Company, whose names are set forth below, have prepared the following report on the Company's executive compensation policies and philosophy for fiscal 1997.

  General

     The Compensation Committee consists of Mr. Rittereiser and Mr. Hazard, both of whom are non-employee Directors. The Compensation Committee is generally responsible for developing the Company's executive and management compensation policies, including awards of equity-based compensation. The Company's executive compensation program is designed to provide competitive levels of compensation, reward above-average individual performance and assist the Company in attracting and retaining qualified management. Where applicable, the Compensation Committee takes into account employment agreements between an executive officer and the Company. See "Employment Agreements" below. Mr. Vinciguerra, the Chief Executive Officer and President of the Company, makes general recommendations to and reviews with the Compensation Committee salary increases and bonus compensation of executive officers and employees other than himself.

  Compensation Policy Review

     During the fiscal year ended June 30, 1995, the Compensation Committee, together with certain members of management and the Board of Directors, completed a review of the Company's policies regarding executive compensation. The Compensation Committee's primary objectives in evaluating the Company's executive compensation philosophy were to (i) review base salaries, cash bonuses and short-term and long-term incentives for executive officers based upon a survey of compensation for executive officers in a group of comparable high-technology companies, and (ii) to develop an appropriate methodology for structuring long-term incentive awards to ensure that such awards more closely align the interests of the executive officers with those of the Company's stockholders.


     To accomplish the aforementioned objectives and goals, the Compensation Committee retained an independent compensation consulting firm (the "Consultant") which conducted a survey of executive compensation levels and practices of companies within a proxy peer group (the "Peer Group") of companies of similar size to the Company. The Peer Group consisted of seven companies in the specialty machinery industry having annual revenues of $30 million to $50 million.


  Compensation Policies for Executive Officers

     Base Salary. The annual base salary and base salary adjustments for executive officers are determined by the Compensation Committee in its discretion and are targeted according to the salaries of executives holding similar offices and having similar responsibilities within the Company's industry segment. The Compensation Committee also considers factors such as industry experience and executive retention. Annual salary adjustments for executive officers are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive officer and any change in the responsibilities assumed by the executive officer. Salary adjustments are normally determined and made on an annual basis. The base salary of Salvatore J. Vinciguerra, the Chief Executive Officer and the President of the Company, was established pursuant to an employment agreement with the Company, which is described below in "Employment Agreements", and was based on the foregoing criteria.

     Cash Bonuses. As a result of the Compensation Committee's review of executive compensation policies, the Compensation Committee recommended that the Company adopt a cash incentive program (the "Cash Incentive Plan") to better align the Company's total cash compensation for its executives with the median of the Consultant's survey of the Peer Group. The Cash Incentive Plan, which became effective on July 1, 1995, is intended to encourage, recognize and reward performance by executives by providing cash compensation based upon the achievement of a pre-determined annual operating budget and a combination of quantitative and qualitative measures (the relative weights of which are determined in the sole discretion of the Compensation Committee when it performs its performance review), including orders received (for marketing managers), percent defect rate (for production managers), timeliness and quality of monthly reporting (for accounting managers) and effectiveness of improvement projects (for all managers). The annual operating budget is determined by the Compensation Committee and the Board of Directors prior to the beginning of the fiscal year and the total pool from which cash incentives may be awarded under the plan is formed based upon the achievement of the operating profits contained in the annual operating budget. The Chief Executive

Officer is eligible to receive up to 35% of his base salary depending upon the extent to which the operating profits contained in the annual operating budget are achieved, while executive officers other than the Chief Executive Officer are eligible to receive up to either 20% or 25% of their respective base salaries depending upon the extent to which the operating profits contained in the annual operating budget are achieved.


     Based upon the foregoing criteria, no executive officers of the Company received a cash bonus for fiscal 1997 performance. Although cash bonuses generally are awarded pursuant to the Cash Incentive Plan, the Compensation Committee, in its discretion, may award a cash bonus to an executive officer for outstanding performance based upon individual performance reviews (which may or may not take into account specific performance measures relative to that executive officer), retention considerations and general industry practice. During fiscal 1997, the Compensation Committee exercised its discretion and awarded cash bonuses outside of the Cash Incentive Plan in the amount of $5,156 to Mr. Chorney and $4,688 to Mr. Uhlig in view of their individual performances in fiscal 1997.

     Equity and Equity-Based Incentives. Equity and equity-based incentive awards are designed to attract and retain executives who can make significant contributions to the Company's success, reward executives for such significant contributions and give executives a longer-term incentive to increase shareholder value. The size and frequency of equity and equity-based incentive awards are determined by the Compensation Committee in its discretion, taking into account individual performance and responsibilities, but without any specific performance measures. The Compensation Committee also may grant stock options for executive retention purposes, taking into account, among other things, general industry practice. To ensure that high levels of performance occur over the long-term, stock options granted to executives typically vest over a period of time. All outstanding options have been granted with an exercise price equal to 100% of the fair market value of the Company's Common Stock on the grant date.


     The 1995 Incentive Plan is the principal vehicle by which the Company intends to achieve the executive compensation policy objective of providing long-term incentives to executive officers that will more closely align the interests of such executives with those of the Company's stockholders. Pursuant to the 1995 Incentive Plan, the Compensation Committee may grant a variety of long-term incentive awards based on the Common Stock of the Company, including stock options (both incentive options and non-qualified options), SARs, restricted stock, unrestricted stock, performance shares and dividend equivalent rights. In fiscal 1997, William B. Ford was granted an option to purchase 30,000 shares of Common Stock. This option vests and becomes exercisable ratably over four years beginning on September 23, 1997. The Compensation Committee granted this award to Mr. Ford in connection with his appointment to the position of Vice President and Chief Financial Officer of the Company.


     At its discretion, under the Ferrofluidics Corporation Amended and Restated 1994 Restricted Stock Plan (the "1994 Restricted Stock Plan"), the Compensation Committee may also award restricted stock bonuses to executive officers and other key employees. Shares of restricted stock granted to executive officers under the 1994 Restricted Stock Plan vest over a period of time and are subject to forfeiture in the event an officer's employment with the Company terminates prior to vesting. Shares of restricted stock are not transferable prior to vesting. During fiscal 1997, no executive officers of the Company received an award of restricted stock.

     Any value received by an executive officer from a stock option grant and any increase in the value of stock received as a bonus depends entirely on increases in the price of the Company's Common Stock.

     Other Compensation. The Company provides executive officers and management with health, retirement and other benefits under plans that are generally available to the Company's employees.

  Compensation of the Chief Executive Officer

     Mr. Salvatore J. Vinciguerra. Mr. Vinciguerra has an employment agreement with the Company, the terms of which are described below under "Employment Agreements." Mr. Vinciguerra's base salary was established pursuant to the criteria described above in "Base Salary."

  Federal Tax Regulations Applicable to Executive Compensation

     As a result of Section 162(m) of the Internal Revenue Code (the "Code"), the Company's deduction of executive compensation may be limited to the extent that a "covered employee" (i.e., the chief executive officer or one of the four highest compensated officers who is employed on the last day of the Company's taxable year and whose compensation is reported in the summary compensation table in the Company's proxy statement) receives compensation in excess of $1,000,000 in such taxable year of the Company (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the
Code). The Company intends to take appropriate action to comply with such regulations, if applicable, in the future.

        Robert P. Rittereiser, Chairman              Stephen B. Hazard

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Vinciguerra, the Chief Executive Officer and President of the Company, makes general recommendations to and reviews with the Compensation Committee the salary increases and bonus compensation of executives and management other than himself.

EMPLOYMENT AGREEMENTS

  Avery Employment Agreements

     On April 1, 1995, the Company and Mr. Avery, who became the Chief Executive Officer of the Company on October 1, 1993, entered into an employment agreement (the "1995 Avery Employment Agreement") that provided for Mr. Avery's employment as Chief Executive Officer of the Company for two years at a salary of $225,000 per year through March 31, 1996, and a salary of $200,000 per year from April 1, 1996 through March 31, 1997, subject to (i) automatic one-year extensions unless either Mr. Avery or the Company provides 60 days' notice prior to the end of the initial term or any subsequent one-year term, and (ii) earlier termination for death, disability, cause, upon 60 days' notice by Mr. Avery, or at any time by the Company upon 60 days' notice. Pursuant to the 1995 Avery Employment Agreement, the Company is required to, among other things, (i) reimburse Mr. Avery for all reasonable business expenses incurred by Mr. Avery in the performance of his duties, (ii) provide Mr. Avery with an automobile for business and personal use and pay or reimburse Mr. Avery for all expenses associated therewith, and (iii) maintain insurance on Mr. Avery's life in the amount of $2,000,000, payable as directed by Mr. Avery, until April 1, 1997. Pursuant to the 1995 Avery Employment Agreement, Mr. Avery received 15,000 shares of restricted stock on April 1, 1995. In addition, Mr. Avery is entitled to participate in the health, welfare, retirement and other fringe benefit plans which the Company makes available to management from time to time.


     Pursuant to the 1995 Avery Employment Agreement, Mr. Avery may terminate his employment at any time upon 60 days written notice to the Company and the Company may terminate Mr. Avery's employment other than for cause (as defined in the 1995 Avery Employment Agreement) at any time upon 60 days written notice to Mr. Avery. If Mr. Avery is terminated for cause, he is entitled to any earned but unpaid salary at the date of termination and the contribution by the Company to the cost of Mr. Avery's participation in the

Company's group medical and dental insurance plans as permissible under applicable law and plan terms. If the Company undergoes a change in control (as defined in the 1995 Avery Employment Agreement), and Mr. Avery is terminated, voluntarily or involuntarily, other than for cause within twenty-four months after the date such change in control occurs, Mr. Avery is entitled to receive an amount equal to twenty-four months' base salary at the rate then in effect under the 1995 Avery Employment Agreement. If Mr. Avery's employment is terminated for reasons other than for cause or other than in the event of a change in control of the Company, Mr. Avery is entitled to an amount equal to the greater of (i) the aggregate base salary which Mr. Avery would have received had he been employed by the Company through March 31, 1997 and (ii) twelve months' base salary at the rate then in effect under the 1995 Avery Employment Agreement. If Mr. Avery dies or becomes disabled during the term of the 1995 Avery Employment Agreement, Mr. Avery's employment immediately terminates and he is entitled to any earned but unpaid salary.


     On May 17, 1996, the Company and Mr. Avery entered into an Amended and Restated Employment Agreement (the "Amended and Restated Avery Employment Agreement") which amended and restated the 1995 Avery Employment Agreement. Pursuant to the Amended and Restated Avery Employment Agreement, Mr. Avery maintained his positions as Chairman of the Board of Directors and Treasurer of the Company, but was no longer the Chief Executive Officer of the Company. In addition, pursuant to the Amended and Restated Avery Employment Agreement, Mr. Avery received an option to purchase 65,000 shares of the Company's Common Stock at an exercise price of $13.00, which option vests and becomes exercisable ratably over four years beginning on May 17, 1998. If Mr. Avery's employment is terminated by reason of death or by the Company for any other reason other than for cause (as defined in the Company's 1994 Restricted Stock Plan or 1995 Stock Option and Incentive Plan, as appropriate), any restricted stock held by Mr. Avery shall become fully vested and any option held by Mr. Avery shall become fully vested and exercisable and may thereafter be exercised by Mr. Avery or Mr. Avery's legal representative or legatee until the expiration date of such option. If Mr. Avery's employment is terminated by the Company for cause any shares of restricted stock that shall have not vested as of the date of such termination shall either be repurchased by the Company or forfeited by Mr. Avery, and any such option held by Mr. Avery shall immediately terminate and be of no further force and effect. All other provisions of the 1995 Avery Employment Agreement remained in effect.



     On May 1, 1997, Mr. Avery resigned as Chairman of the Board and Treasurer and as a director of the Company. Accordingly, the Amended and Restated Avery Employment Agreement was terminated on that date.


  Avery Consulting Agreement

     On May 1, 1997, the Company and Mr. Avery entered into a consulting agreement (the "Avery Consulting Agreement") pursuant to which Mr. Avery will perform such consulting, advisory and related services for the Company as may be reasonably requested by the Company from time to time for a consulting fee of $10,000 per month for a term of three years, which term may be extended upon mutual written agreement. Pursuant to the Avery Consulting Agreement, all shares of restricted stock granted to Mr. Avery shall become fully vested as of the date of the Avery Consulting Agreement, and all options to purchase stock of the Company granted to Mr. Avery and held by Mr. Avery as of the date of the Avery Consulting Agreement shall become fully vested and exercisable until the expiration of the Avery Consulting Agreement. Pursuant to the Avery Consulting Agreement, the Company is required to reimburse Mr. Avery for all reasonable business expenses incurred by Mr. Avery in the performance of his duties. In addition, the Company has paid all premiums on Mr. Avery's life insurance policy through November 5, 1997, at which point the policy shall become Mr. Avery's responsibility, the Company shall assist Mr. Avery in the roll over or withdrawal of his interest in the Company's Tax Savings and Deposit and Savings Plan and Mr. Avery shall be entitled to participate in and enjoy the benefit of the Company's retirement plans available to management as of the date of the Avery Consulting Agreement. Mr. Avery, however, is not entitled to participate in the health, welfare, retirement and other fringe benefit plans which the Company makes available to management from time to time, except at his own expense.


     Pursuant to the Avery Consulting Agreement, Mr. Avery may terminate his consultancy at any time upon 60 days written notice to the Company and the Company may terminate Mr. Avery's consultancy other than for cause (as defined in the Avery Consulting Agreement) at any time upon 60 days written notice to Mr. Avery. If Mr. Avery is terminated for cause, he is entitled to any earned but unpaid consulting fees at the date of termination. If Mr. Avery dies or becomes disabled during the term of the Avery Consulting Agreement, Mr. Avery's consultancy shall immediately terminate. If Mr. Avery's employment is terminated for reasons other than for cause or due to death or disability, the Company shall continue to pay Mr. Avery his consulting fees for the duration of the term of the Avery Consulting Agreement.


  Vinciguerra Employment Agreements

     On April 1, 1995, the Company and Mr. Vinciguerra, who became President and Chief Operating Officer of the Company on January 1, 1995, entered into an employment agreement (the "Vinciguerra Employment Agreement") that provides for Mr. Vinciguerra's employment as President and Chief Operating Officer of the Company at a salary of $185,000 per year, subject to an increase to $200,000 per year upon six (6) months of satisfactory performance, as determined by the Chief Executive Officer. Pursuant to the Vinciguerra Employment Agreement, Mr. Vinciguerra received 75,000 shares of restricted stock on January 1, 1995, which vest ratably over three years beginning January 1, 1996. Pursuant to the Vinciguerra Employment Agreement, the Company is required to reimburse Mr. Vinciguerra for all reasonable business expenses incurred by Mr. Vinciguerra in the performance of his duties. In addition, Mr. Vinciguerra is entitled to participate in the health, welfare, retirement and other fringe benefit plans which the Company makes available to management from time to time.

     Pursuant to the Vinciguerra Employment Agreement, Mr. Vinciguerra may terminate his employment upon 60 days written notice to the Company and the Company may terminate Mr. Vinciguerra's employment at any time other than for cause (as defined in the Vinciguerra Employment Agreement) upon notice to Mr. Vinciguerra. If the Company terminates Mr. Vinciguerra's employment other than for cause, he is entitled to a severance payment of six months' salary if he was employed for less than six months and twelve months' salary if he was employed for more than six months and the Company will continue pay Mr. Vinciguerra the salary and other benefits under the Vinciguerra Employment Agreement to the end of its term. If Mr. Vinciguerra dies or becomes disabled during the term of the Vinciguerra Employment Agreement, Mr. Vinciguerra's employment immediately terminates and he is entitled to any earned but unpaid salary. If the Company undergoes a change in control (as defined in the Vinciguerra Employment Agreement) and Mr. Vinciguerra (i) is terminated by the Company or its successor for any reason other than death, disability or cause, or (ii) resigns because
(A) there occurs a significant change in the nature or scope of Mr. Vinciguerra's responsibilities, authorities, powers, functions or duties as compared to the responsibilities, authorities, powers, functions or duties exercised by Mr. Vinciguerra prior to the change in control, (B) Mr. Vinciguerra is required to relocate outside of his current county of residence in order to maintain his employment after the change in control or (C) there is a decrease in the total annual compensation payable to Mr. Vinciguerra after the change in control, then Mr. Vinciguerra is entitled to an amount equal to eighteen months' base salary at the rate then in effect under the Vinciguerra Employment Agreement. If Mr. Vinciguerra is terminated for cause, he is entitled to any earned but unpaid salary at the date of termination and the contribution by the Company to the cost of Mr. Vinciguerra's participation in the Company's group medical and dental insurance plans as permissible under applicable law and plan terms.



     On May 17, 1996, the Company and Mr. Vinciguerra entered into an Amended and Restated Employment Agreement (the "Amended and Restated Vinciguerra Employment Agreement") which amended and restated the Vinciguerra Employment Agreement. Pursuant to the Amended and Restated Vinciguerra Employment Agreement, Mr. Vinciguerra was named as the Chief Executive Officer of the Company, but is no longer the Chief Operating Officer of the Company. In addition, pursuant to the Amended and Restated Vinciguerra Employment Agreement, Mr. Vinciguerra received an option to purchase 50,000 shares of the Company's Common Stock at an exercise price of $13.00, which option vests and becomes exercisable ratably over four years beginning on May 17, 1998. If Mr. Vinciguerra's employment is terminated by reason of death or by the Company for any reason other than for cause (as defined in the Company's 1994 Restricted Stock Plan or 1995 Stock Option and Incentive Plan, as appropriate), any restricted stock held by Mr. Vinciguerra shall become fully vested and any option held by Mr. Vinciguerra shall become fully vested and exercisable and may thereafter be exercised by Mr. Vinciguerra or Mr. Vinciguerra's legal representative or legatee until the expiration date of such option. If Mr. Vinciguerra's employment is terminated by the Company for cause, any shares of restricted stock that shall have not vested as of the date of such termination shall either be repurchased by the Company or forfeited by Mr. Vinciguerra, and any such option held by Mr. Vinciguerra shall immediately terminate and be of no further force and effect. If Mr. Vinciguerra terminates his employment for any reason other than death, any shares of restricted stock that shall have not vested as of the date of such termination shall either be repurchased by the Company or forfeited by Mr. Vinciguerra and any such option held by Mr. Vinciguerra may thereafter be exercised, to the extent it was exercisable on the date of such termination, for a period of three months or until the expiration date of such option, whichever is longer. All other provisions of the Vinciguerra Employment Agreement remain in effect.


  Ford Employment Agreement

     On September 23, 1996, the Company and Mr. Ford entered into an employment agreement (the "Ford Employment Agreement") that provides for Mr. Ford's employment as Vice President and Chief Financial Officer of the Company at a salary of $140,000 per year, subject to annual salary reviews by the Compensation Committee or the President of the Company, as appropriate. Pursuant to the Ford Employment Agreement, Mr. Ford received an option to purchase 30,000 shares of the Company's common stock at an exercise price of $9.38, which option vests and becomes exercisable ratably over four years beginning on September 23, 1997. Pursuant to the Ford Employment Agreement, the Company reimbursed Mr. Ford for all reasonable moving expenses in connection with Mr. Ford's relocation to New Hampshire and is required to reimburse Mr. Ford for all reasonable business expenses incurred by Mr. Ford in the performance of his duties. In addition, Mr. Ford is entitled to participate in the health, welfare, retirement and other fringe benefit plans which the Company makes available to management from time to time.

     Pursuant to the Ford Employment Agreement, the Company or Mr. Ford may terminate Mr. Ford's employment at will upon six months written notice if such notice is given within one year of Mr. Ford's employment or upon one year's written notice if such notice is given after the first year of Mr. Ford's employment. If the Company undergoes a change of control (as defined in the Ford Employment Agreement) and Mr. Ford is terminated by the Company other than for cause within 12 months after such change of control occurs, Mr. Ford shall be entitled to receive an amount equal to six months' salary at the rate then in effect if such termination occurs within the first year of Mr. Ford's employment, and an amount equal to 12 months' salary at the rate then in effect if such termination occurs after the first year of Mr. Ford's employment. If Mr. Ford dies or becomes disabled during the term of the Ford Employment Agreement, Mr. Ford's employment automatically terminates and he is entitled to any earned but unpaid salary. If Mr. Ford is terminated for cause (as defined in the Ford Employment Agreement), he is entitled to any earned but unpaid salary at the date of termination and the contribution by the Company to the cost of Mr. Ford's participation in the Company's group medical and dental insurance plans as permissible under applicable law and plan terms.

  Chorney Severance Agreement

     The Company has an agreement with Mr. Chorney, dated October 1, 1993, that provides Mr. Chorney with certain severance benefits in the event that his employment is terminated by the Company other than by reason of death, disability or cause. Pursuant to this agreement, if Mr. Chorney's employment is terminated other than for any of the aforementioned reasons, he is entitled to receive for a period of eighteen months an aggregate amount equal to the greater of (i) $225,000 and (ii) the annual base salary which he would have received over an eighteen-month period commencing on the date of such termination.

STOCKHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock, based on the market price of the Company's Common Stock and assuming reinvestment of dividends, with the cumulative total return of companies within the Nasdaq Stock Market and the companies within the Dow Jones Industrial Technology Index. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the Nasdaq Stock Market and the Dow Jones Industrial Technology Index on July 1, 1992. The comparisons in this table are historical and are not intended to forecast or be indicative of possible future performance of the Common Stock of the Company.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

[DATA FOR GRAPH]

                                                                        DJIT   NASDAQ     FERO

6/30/1992                                                             100.00   100.00   100.00

6/30/1993                                                              93.60   151.08    77.14

6/30/1994                                                             101.47   152.53    30.00

6/30/1995                                                             144.54   203.60    55.00

6/30/1996                                                             142.97   261.40    77.14

6/30/1997                                                             153.35   317.84    47.86

                               LEGAL PROCEEDINGS

     On February 19, 1993, the Company received an informal inquiry letter from the Securities and Exchange Commission (the "SEC") requesting that the Company provide the SEC with all documents concerning publicity relating to the Company for the period of January 1, 1992 to February 19, 1993. In August 1993, the SEC issued an order directing a private investigation to determine whether certain unnamed persons had violated or caused the Company to violate the federal securities laws. Among the areas of inquiry identified in the order was whether publicity about the Company, including research reports, were published without fully disclosing consideration given or received therefor. The order also indicates that the inquiry would examine possible manipulation by certain unnamed persons of the Company's securities, payment in connection therewith, and failure to disclose such activities in public filings made by the Company, including the financial statements contained or incorporated therein, as well as possible nondisclosure of transactions with the Company in which such persons may have had a material interest. Throughout the investigation, the Company has cooperated fully with the SEC's inquiry. In June 1997, the SEC completed its investigation with respect to the Company and on June 23, 1997, the Company entered into a Consent and Understanding, whereby it agreed to be permanently enjoined from violating the federal securities laws. The Company is continuing to cooperate with the SEC as it completes its investigation with respect to certain unnamed persons.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

     The following table sets forth, to the best knowledge and belief of the Company, certain information regarding the beneficial ownership of the Company's Common Stock as of October 1, 1997 by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each of the Company's Directors and nominees, (iii) each of the named executive officers in the Summary Compensation Table and (iv) all of the Company's executive officers and Directors as a group.

                                                                            SHARES
DIRECTORS, EXECUTIVE OFFICERS                                            BENEFICIALLY     PERCENT OF
AND 5% STOCKHOLDERS                                                        OWNED(1)        CLASS(2)
-------------------                                                      ------------     ----------
Pioneering Management Corporation......................................     366,000(3)       5.92%
  60 State Street
  Boston, MA 02114
Paul F. Avery, Jr......................................................     178,000(4)       2.88%
Salvatore J. Vinciguerra...............................................     120,000(5)       1.94%
Alvan F. Chorney.......................................................      12,500(6)          *
William B. Ford........................................................       4,000             *
Thomas J. Uhlig........................................................      13,750(7)          *
Howard F. Nichols......................................................      19,725(8)          *
Dean Kamen.............................................................      12,850(9)          *
Robert P. Rittereiser..................................................      12,850(10)         *
Stephen B. Hazard......................................................       9,000(11)         *
Dennis R. Stone........................................................      11,100(12)         *
All directors and executive officers as a group (10 persons)...........     393,775(13)      6.37%

---------------
  *  Less than 1%.

 (1) Beneficial share ownership is determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Accordingly, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote such security or the power to dispose of such security. The amounts set forth above as beneficially owned include shares of Common Stock owned, if any, by spouses and relatives living in the same home as to which beneficial ownership may be disclaimed. The amounts set forth above as beneficially owned also include shares of Common Stock which such persons had the right to acquire within 60 days of October 1, 1997 pursuant to stock options.

 (2) Percentages are calculated on the basis of 6,185,996 shares of Common Stock outstanding as of October 1, 1997, together with applicable stock options for each stockholder.

 (3) Based on a Schedule 13G filed with the SEC on January 14, 1997 and other information available to the Company. Pioneering Management Corporation has sole voting power with respect to all 366,000 shares.

 (4) Includes 130,000 shares of Common Stock which Mr. Avery may acquire upon the exercise of stock options, within 60 days of October 1, 1997.

 (5) Includes 25,000 shares of restricted stock which are subject to vesting and certain other restrictions pursuant to the 1994 Restricted Stock Plan. Also includes 25,000 shares of Common Stock which Mr. Vinciguerra may acquire upon the exercise of stock options, within 60 days of October 1, 1997.

 (6) Includes 12,500 shares of Common Stock which Mr. Chorney may acquire upon the exercise of stock options, within 60 days of October 1, 1997.

 (7) Includes 5,000 shares of restricted stock which are subject to vesting and certain other restrictions pursuant to the 1994 Restricted Stock Plan. Also includes 3,750 shares of Common Stock which Mr. Uhlig may acquire upon the exercise of stock options, within 60 days of October 1, 1997.

 (8) Includes 14,350 shares of Common Stock which Mr. Nichols may acquire upon the exercise of stock options, within 60 days of October 1, 1997.

 (9) Includes 12,100 shares of Common Stock which Mr. Kamen may acquire upon the exercise of stock options, within 60 days of October 1, 1997.

(10) Includes 12,100 shares of Common Stock which Mr. Rittereiser may acquire upon the exercise of stock options, within 60 days of October 1, 1997.

(11) Includes 6,000 shares of Common Stock which Mr. Hazard may acquire upon the exercise of stock options within 60 days of October 1, 1997.

(12) Includes 6,000 shares of Common Stock which Mr. Stone may acquire upon the exercise of stock options within 60 days of October 1, 1997.

(13) Includes 30,000 shares of restricted stock which are subject to vesting and certain other restrictions pursuant to the 1994 Restricted Stock Plan and 221,800 shares of Common Stock which may be acquired by such persons upon the exercise of stock options, within 60 days of October 1, 1997.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company's Directors, executive officers and beneficial owners of more than 10% of its Common Stock are required under Section 16(a) of the Securities Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership with the SEC. Copies of those reports must also be furnished to the Company. Based solely on a review of the copies of reports furnished to the Company and written representations that no other reports were required, the Company believes that during fiscal 1997 no person who was a Director, executive officer or greater than 10% beneficial owner of the Company's Common Stock failed to file on a timely basis all reports required by Section 16(a), except in the case of certain reports of Messrs. Hazard, Stone, Nichols, Rittereiser and Kamen, which were inadvertently filed late.

                                  MARKET VALUE

     On October 1, 1997, the closing sale price of a share of the Company's Common Stock on the Nasdaq National Market was $7 11/16.

        SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING


     Stockholder proposals intended to be presented at the next annual meeting of stockholders must be received by the Company on or before June 24, 1998 in order to be considered for inclusion in the Company's proxy statement. Such a proposal must also comply with the requirements as to form and substance established by the SEC in order to be included in the proxy statement and should be directed to: Clerk, Ferrofluidics Corporation, 40 Simon Street, Nashua, New Hampshire 03061.


     The Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company at its principal executive office not less than 75 days nor more 120 days prior to the anniversary date of the immediately preceding annual meeting (the "Anniversary Date"); provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before or more than 60 days after the Anniversary Date, notice must be so delivered not later than the close of business on the later of (i) the 75th day prior to the scheduled date of such annual meeting or (ii) the 15th day after public disclosure of the date of such meeting.

                              INDEPENDENT AUDITORS

     The Board of Directors has selected the firm of Ernst & Young LLP, independent auditors, as the auditors of the financial statements of the Company and its subsidiaries for its current fiscal year ending June 27, 1998. A member of Ernst & Young LLP will be present at the Annual Meeting and will be given the opportunity to make a statement and to answer any questions any stockholder may have with respect to the financial statements of the Company for the fiscal year ended June 28, 1997.

                                 OTHER MATTERS

     The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                   PROXY CARD

                           FERROFLUIDICS CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 18, 1997

The undersigned hereby constitute(s) and appoint(s) Salvatore J. Vinciguerra and William B. Ford, and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and to vote all shares of Common Stock of Ferrofluidics Corporation (the "Company") held of record by the undersigned as of the close of business on October 15, 1997 at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the executive offices of the Company located at 40 Simon Street, Nashua, New Hampshire, at 10:00 a.m. Eastern Time, on Tuesday, November 18, 1997, and at any adjournments or postponements thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted FOR the two nominees of the Board of Directors listed in Proposal 1. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. A stockholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the enclosed envelope.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's 1997 Annual Report to Stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.


              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                           FERROFLUIDICS CORPORATION

  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign name exactly as shown. Where there is more than one holder, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or partnership, the proxy should be signed by a duly authorized person, stating his or her title or authority.

PLEASE MARK VOTES AS IN
THIS EXAMPLE                          [X]


                                                            FOR       WITHHOLD

PROPOSAL 1.    Election of Class II Directors for a         [ ]          [ ]
               three-year term.


               Nominees: Howard F. Nichols and Robert P. Rittereiser


     If you do not wish your shares to be voted FOR a particular nominee, mark the FOR box and strike a line through that nominee's name. Your shares will be voted for the remaining nominee(s).

In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


Date:
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Shareholder(s) signature(s):
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HAS YOUR ADDRESS CHANGED?


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